SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                               _____________


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported): September 12, 2002


                             PRIMARY PDC, INC.
        ---------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)



           Delaware                     1-4085                  04-1734655
(State or Other Jurisdiction of       (Commission             (IRS Employer
        Incorporation)               File Number)          Identification No.)


                1265 Main Street, Waltham, Massachusetts       02451
              (Address of principal executive offices)       (zip code)

      Registrant's telephone number, including area code: (781) 386-6505


                        (FORMERLY POLAROID CORPORATION)
         (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events

         On September 12, 2002, Primary PDC, Inc. consented to the Pension Benefit Guaranty Corporation's request to terminate the Polaroid Benefit Plan, effective July 31, 2002. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c)    Exhibits:

        Number    Description

        99.1      Press Release, dated September 12, 2002, of Primary PDC, Inc.


                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PRIMARY PDC, INC.


                                             By:  /s/  Kevin R. Pond
                                                ----------------------------
                                                Name:  Kevin R. Pond
                                                Title: President



Date: September 24, 2002


                               INDEX TO EXHIBITS

         Number      Description

         99.1        Press Release, dated September 12, 2002, of
                     Primary PDC, Inc.

Exhibit 99.1
------------

                       [LETTERHEAD OF PRIMARY PDC, INC.]

Contacts:
         Kevin R. Pond                 Gregg M. Galardi
         Primary PDC, Inc.             Skadden, Arps, Slate, Meagher & Flom, LLP
         1265 Main Street              One Rodney Square
         Waltham, MA 02451             P.O. Box 636
         781-386-6505                  Wilmington, DE 19899-0636
                                       302-651-3150


                   Primary PDC Consents to PBGC's Request
                     to Terminate Polaroid Pension Plan

WALTHAM, Mass. - September 12, 2002 - Primary PDC, Inc., formerly known as Polaroid Corporation, today consented to the Pension Benefit Guaranty Corporation's request to terminate the Polaroid Pension Plan effective July 31, 2002. PBGC is a United States government agency that guarantees benefits, up to limits set by law, under certain terminated pension plans. As a result of the termination, PBGC now is trustee of the Pension Plan and is responsible for administration and payment of benefits under the Plan, up to the limits guaranteed by law.

         According to PBGC Executive Director Steven A. Kandarian (in a PBGC press release issued today), "PBGC is stepping in because Polaroid has sold its assets in bankruptcy and the purchaser will not assume the pension plan." Termination of the Polaroid Pension Plan is part of the wind-up of the business whose assets were sold on July 31, 2002. In connection with the sale, substantially all of Primary PDC's employees became employees of the company that purchased the assets, which now operates as Polaroid Corporation. No benefits have been earned under the Plan since July 31, 2002.

         Primary PDC's unsecured creditors also consented to the termination.

         As a result of the termination, retirees will continue to receive monthly benefits up to the limits that PBGC guarantees. Workers and retirees do not need to take any action as a result of the termination. Questions may be directed to the PBGC Customer Service Center toll-free at 1-800-400-7242. For TTY/TDD users, call the federal relay service toll-free at 1-800-877-8339 and ask to be connected to 1-800-400-7242. Further information about PBGC's pension insurance program is available at the agency website, www.pbgc.gov.


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